Net Gratuity Cost (Detail) (Gratuity) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 6.5	388.8	387.2	283.6
Interest cost	3.0	178.7	130.6	115.7
Expected return on plan assets	(2.0)	(121.1)	(88.8)	(63.1)
Actuarial (gains)/losses	(2.0)	(120.4)	(20.4)	3.7
Net gratuity cost	$ 5.5	326.0	408.6	339.9